Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into this 25th day of April, 2016 (the “Effective Date”), by and among (a) (i) CELATOR PHARMACEUTICALS, INC., a Delaware corporation (“Inc.”), (ii) CELATOR PHARMACEUTICALS CORP., a Nova Scotia unlimited liability company (“Corp.”) and (iii) each of its subsidiaries appearing on Schedule 1 attached hereto (hereinafter collectively referred to, together with Inc. and Corp., individually and collectively, jointly and severally, as the “Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, the “Lender”), and (c) HERCULES CAPITAL, INC., f/k/a Hercules Technology Growth Capital, Inc., a Maryland corporation in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).

WHEREAS, Borrower and Lender are parties to a certain Loan and Security Agreement, dated as of May 9, 2014 (as the same may from time to time be further amended, modified or supplemented in accordance with its terms, the “Loan Agreement”); and

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower and Lender desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.          Defined Terms. Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.          Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended by adding the following to the end of Section 2.1(d):

Notwithstanding anything to the contrary contained in this Section 2.1(d) of the Loan Agreement, provided that no Event of Default has occurred or is continuing, the scheduled principal payments due on May 1, 2016 and on the first (1st) Business Day of each month thereafter through and including the payment due on May 1, 2017 shall be deferred (not waived) (the “Deferred Payments”). Commencing on June 1, 2017, and continuing on the first (1st) business day of each month thereafter, Borrower shall recommence scheduled monthly payments of principal and interest (mortgage style) based on an amortization schedule equal to thirty-one (31) consecutive months pursuant to the terms and conditions set forth in Section 2.1(d). The Deferred Payments and all other accrued but unpaid interest under the Term Loan Advances, and all other Secured Obligations with respect to the Term Loan Advances shall be due and payable on the Term Loan Maturity Date.

3.          Conditions to Effectiveness. Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender:

(a)                 Lender shall have received a fully-executed counterpart of this Amendment signed by Borrower;

(b)                Borrower shall have paid to Lender, for the account of Lender, an amendment fee of One Hundred Twenty-Eight Thousand Three Hundred Ninety Dollars and Seven Cents ($128,390.07); and

(c)                 Lender shall have received payment for all fees and expenses incurred by Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses.

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4.          Representations and Warranties. The Borrower hereby represents and warrants to Lender as follows:

(a)                 Representations and Warranties in the Agreement. The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)                 Authority, Etc. The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate authority of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower. With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)                 Enforceability of Obligations. This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                 No Default. Before and after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

(e)                 Event of Default. By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

5.          Reaffirmations. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of Lender under the Loan Agreement and the other Loan Documents. Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents. The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.

6.          Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

8.          Miscellaneous.

(a)                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b)                 The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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(c)                 This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)                 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

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IN WITNESS WHEREOF, Borrower, Agent, and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

CELATOR PHARMACEUTICALS, INC.

	By:	/s/ Fred M. Powell
	Name:	Fred M. Powell
	Its:	Vice President and Chief Financial Officer

CELATOR PHARMACEUTICALS CORP.

	By:	/s/ Fred M. Powell
	Name:	Fred M. Powell
	Its:	Vice President and Chief Financial Officer

Accepted in Palo Alto, California:
AGENT:

HERCULES CAPITAL, INC.

	By:	/s/ Jennifer Choe
	Name:	Jennifer Choe
	Its:	Assistant General Counsel

LENDER:

LENDER:

HERCULES CAPITAL, INC.

	By:	/s/ Jennifer Choe
	Name:	Jennifer Choe
	Its:	Assistant General Counsel

Schedule 1

Subsidiaries

Celator Pharmaceuticals, Inc.:

1.	Celator Pharmaceuticals Corporation, a Canadian corporation

2.	Celator UK Ltd., a United Kingdom limited company

Celator Pharmaceuticals Corp.:

None.